SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 9, 2002


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)



          Tennessee                     001-11421               61-0502302
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 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)



        100 Mission Ridge
    Goodlettsville, Tennessee                                       37072
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On May 9, 2002, Dollar General Corporation (the "Company") issued a news release with respect to April sales results for the four-week period ending May 3, 2002, and to the May sales outlook. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD. A copy of the news release is attached hereto and is incorporated by reference as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Dollar General Corporation
                                        (Registrant)

                                        By:      /s/ Renee M. H. Yuen
May 9, 2002                                      -------------------------------
                                                 Renee M.H. Yuen
                                                 Assistant Secretary


Exhibit Index

Exhibit No.                Item

99.1                       News release of May 9, 2002